                                                                      Exhibit 24


                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert A. Rosholt, Daniel T. Lis and Michael Lipsitz, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign a Registration Statement on Form S-3 relating to Common Stock of First Chicago NBD Corporation (the "Corporation") to be issued in connection with the Corporation's Dividend Reinvestment and Stock Purchase Plan pursuant to resolutions adopted by the Board of Directors of the Corporation on October 16, 1995, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


       Signature                 Title
       ---------                 -----

\s\ TERENCE E. ADDERLEY
---------------------------     Director
Terence E. Adderley

\s\ JAMES K. BAKER
---------------------------     Director
James K. Baker

\s\ JOHN H. BRYAN
---------------------------     Director
John H. Bryan

\s\ SIEGFRIED BUSCHMANN
---------------------------     Director
Siegfried Buschmann

\s\ JAMES S. CROWN
---------------------------     Director
James S. Crown

\s\ MAUREEN A. FAY, O.P.
---------------------------     Director
Maureen A. Fay, O.P.

\s\ CHARLES T. FISHER III
---------------------------     Director
Charles T. Fisher III

\s\ DONALD V. FITES
---------------------------     Director
Donald V. Fites

\s\ VERNE G. ISTOCK
---------------------------     Director and Principal Executive Officer
Verne G. Istock
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\s\ THOMAS H. JEFFS II
---------------------------     Director
Thomas H. Jeffs II

\s\ RICHARD A. MANOOGIAN
---------------------------     Director
Richard A. Manoogian

\s\ SCOTT P. MARKS, JR.
---------------------------     Director
Scott P. Marks, Jr.

\s\ WILLIAM T. MCCORMICK, JR.
---------------------------     Director
William T. McCormick, Jr.

\s\ EARL L. NEAL, ESQ.
---------------------------     Director
Earl L. Neal, Esq.

\s\ JAMES J. O'CONNOR
---------------------------     Director
James J. O'Connor

\s\ THOMAS E. REILLY, JR.
---------------------------     Director
Thomas E. Reilly, Jr.

\s\ PATRICK G. RYAN
---------------------------     Director
Patrick G. Ryan

\s\ ADELE SIMMONS
---------------------------     Director
Adele Simmons

\s\ RICHARD L. THOMAS
---------------------------     Director
Richard L. Thomas

\s\ DAVID J. VITALE
---------------------------     Director
David J. Vitale

\s\ WILLIAM J. ROBERTS
---------------------------     Principal Accounting Officer
William J. Roberts

\s\ ROBERT A. ROSHOLT
---------------------------     Principal Financial Officer
Robert A. Rosholt


Dated:  December 1, 1995